UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2021

POINT BIOPHARMA GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39311	85-0800493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4850 West 78th Street, Indianapolis, IN	46268
(Address of principal executive offices)	(Zip Code)

(647) 812-2417

Registrant’s telephone number, including area code

Therapeutics Acquisition Corp.

200 Berkeley Street, 18th Floor

Boston, MA 02116

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PNT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On June 30, 2021 (the “Closing Date”), Therapeutics Acquisition Corp., d/b/a Research Alliance Corp. I, a Delaware corporation and our predecessor company (“RACA”), consummated the previously announced business combination (the “Business Combination”), pursuant to the terms of the Business Combination Agreement, dated as of March 15, 2021 (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among RACA, Bodhi Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of RACA (“Merger Sub”), and POINT Biopharma Inc., a Delaware corporation (together with its consolidated subsidiaries, “Old POINT”).

Pursuant to the Business Combination Agreement, on the Closing Date, (i) Merger Sub merged with and into Old POINT (the “Merger”), with Old POINT as the surviving company in the Merger, and, after giving effect to such Merger, Old POINT became a wholly-owned subsidiary of RACA and (ii) RACA changed its name to “POINT Biopharma Global Inc.” (together with its consolidated subsidiaries, “New POINT” or the “Company”).

In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share and vested equity award of Old POINT outstanding as of immediately prior to the Effective Time was exchanged for shares of the common stock, par value $0.0001 per share, of New POINT (“Common Stock”) or comparable vested equity awards that are exercisable for shares of Common Stock, as applicable, based on an implied Old POINT vested equity value of $585,000,000; (ii) all unvested equity awards of Old POINT were exchanged for comparable unvested equity awards that are exercisable for shares of Common Stock, determined based on the same exchange ratio at which the vested equity awards are exchanged for shares of Common Stock; and (iii) each share of Class A common stock, par value $0.0001 per share, of RACA (“Class A Common Stock”) and each share of Class B common stock, par value $0.0001 per share, of RACA (“Class B Common Stock”) that was issued and outstanding immediately prior to the Effective Time became one share of Common Stock following the consummation of the Business Combination.

In addition, as previously disclosed, concurrently with the execution of the Business Combination Agreement, on March 15, 2021, RACA entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to subscribe for and purchase, and RACA agreed to issue and sell to the PIPE Investors, an aggregate of 16,500,000 shares of Class A Common Stock at a price of $10.00 per share, for aggregate gross proceeds of $165,000,000 (the “PIPE Financing”). The PIPE Financing was consummated concurrently with the closing of the Business Combination.

Unless the context otherwise requires, “New POINT,” “we,” “us,” “our,” and the “Company” refer to POINT Biopharma Global Inc., a Delaware corporation, and its consolidated subsidiaries. All references herein to the “Board” refer to the board of directors of the Company. All references herein to the “Closing” refer to the closing of the transactions contemplated by the Business Combination Agreement, including the Business Combination and the PIPE Financing (collectively, the “Transactions”).

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Registration and Stockholder Rights Agreement

On the Closing Date, New POINT, Therapeutics Acquisition Holdings LLC, a Delaware limited liability company (“Sponsor”), certain former directors of RACA (the “Director Holders”) and certain former stockholders of Old POINT (the “POINT Holders” and, collectively with Sponsor and the Director Holders, the “Holders”) entered into an Amended and Restated Registration and Stockholder Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Holders agreed not to effect any sale or distribution of any equity securities of New POINT held by any of them during the 180-day lock-up period described therein and New POINT agreed to register for resale, pursuant to Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), certain shares of Common Stock and other equity securities of New POINT that are held by the parties thereto from time to time.

In particular, the Registration Rights Agreement provides for the following registration rights:

•	Shelf registration rights. As soon as practicable but no later than 30 calendar days following the Closing Date, New POINT is required to file a shelf registration statement pursuant to Rule 415 of the Securities Act covering resale of all the Holders’ registrable securities on a delayed or continuous basis and use commercially reasonable efforts to have such shelf registration statement declared effective as soon as practicable after the filing thereof. At any time New POINT has an effective shelf registration statement on file with the Securities and Exchange Commission (the “SEC”), Sponsor and any POINT Holder may make a written request to effect a public offering, including pursuant to an underwritten shelf takedown, to sell all or any portion of their registrable securities; provided that New POINT is only obligated to effect any such underwritten shelf takedown if the total offering price for the registrable securities to be sold is reasonably expected to exceed, in the aggregate, at least $20 million, and New POINT is not required to effect more than one underwritten shelf takedown in any six-month period.

•	Piggyback registration rights. At any time after the Closing Date, if New POINT or any Holder proposes to conduct a registered offering of, or if New POINT proposes to file a registration statement under the Securities Act to register, equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of any stockholders of New POINT, subject to certain exceptions, the Holders are entitled to include their registrable securities in such registration statement.

•	Expenses and indemnification. All fees, costs and expenses of underwritten registrations will be borne by New POINT and incremental selling expenses, including underwriting discounts and selling commissions, brokerage fees, underwriting marketing costs and, subject to certain exceptions, all fees and expenses of legal counsel, will be borne by the Holders of the registrable securities being registered. The Registration Rights Agreement contains cross-indemnification provisions under which New POINT is obligated to indemnify Holders of registrable securities in the event of any untrue or alleged untrue statement of material fact in any registration statement or prospectus covering registrable securities pursuant to the Registration Rights Agreement or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent such untrue statement or omission was furnished in writing by such Holder, and Holders of registrable securities are obligated to indemnify New POINT for any such untrue or alleged untrue statements of material fact or any such omissions or alleged omissions of material fact to the extent such untrue statement is contained in or such omission is not contained in any information or affidavit furnished in writing by or on behalf of such Holder.

•	Registrable securities. Securities shall cease to be registrable securities under the Registration Rights Agreement upon the earliest to occur of:

•	a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement;

•	such securities have otherwise been transferred and new certificates for such securities not bearing a legend restricting further transfer has been delivered to New POINT and subsequent public distribution of such securities shall not require registration under the Securities Act;

•	such securities have ceased to be outstanding;

•	such securities have been sold without registration pursuant to Rule 144 under the Securities Act, Section 4(a)(1) of the Securities Act or Rule 145 under the Securities Act; and

•	such securities have been sold to or through a broker, dealer or underwriter in a public distribution or other public securities transaction.

•	Lock-up. Notwithstanding the foregoing, each Holder may not transfer any shares of Common Stock or any other equity securities convertible into or exercisable or exchangeable for shares of Common Stock held by the Holders immediately following the Closing or any shares of Common Stock issued with respect to equity awards on or after the Closing as permitted under the Registration Rights Agreement for 180 days following the Closing Date, subject to certain customary exceptions and for transfers to certain permitted transferees.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K (“Current Report”) and is incorporated herein by reference.

Indemnification Agreements

In connection with the Business Combination, New POINT entered into indemnification agreements with its directors and executive officers as of the Closing Date. Each indemnification agreement provides for indemnification and advancements by New POINT of certain expenses and costs relating to claims, suits or proceedings arising from each individual’s service to New POINT or, at our request, service to other entities, as an officer or director, as applicable, to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, the form of which is filed as Exhibit 10.18 to this Current Report and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth under “Introductory Note” above is incorporated in this Item 2.01 by reference.

On June 29, 2021, RACA held a special meeting of stockholders (the “Special Meeting”) at which the stockholders of RACA considered and approved, among other matters, a proposal to adopt the Business Combination Agreement. On the Closing Date, the parties to the Business Combination Agreement consummated the Transactions.

Prior to the Special Meeting, holders of 1,394,131 shares of RACA’s Class A Common Stock exercised their right to redeem such shares for cash at a price of approximately 10.00 per share for aggregate payments of $13,942,647. At the Closing, (i) an aggregate of 12,647,269 shares of RACA’s Class A Common Stock and 3,392,500 shares of RACA’s Class B Common Stock were exchanged for an equivalent number of shares of Common Stock, (ii) an aggregate of 57,582,025 shares of Common Stock were issued in exchange for shares of common stock, par value $0.0001 per share, of Old POINT (“Old POINT Common Stock”) outstanding as of immediately prior to the Effective Time and (iii) an aggregate of 16,500,000 shares of Common Stock were issued to the PIPE Investors in connection with the PIPE Financing. Moreover, at the Closing, each vested equity award of Old POINT outstanding as of immediately prior to the Effective Time was exchanged for comparable vested equity awards of New POINT that are exercisable for shares of New POINT Common Stock based on an implied Old POINT vested equity value of $585,000,000. Immediately after giving effect to the Transactions, there were 90,121,794 shares of Common Stock outstanding and 2,658,164 shares of Common Stock subject to outstanding equity awards. After the Closing Date, RACA’s Class A Common Stock will cease trading on the Nasdaq Capital Market (“Nasdaq”) and the Common Stock will begin trading on Nasdaq under the symbol “PNT”.

The material terms and conditions of the Business Combination Agreement and its related agreements are described on pages 90 to 103 of RACA’s definitive proxy statement/prospectus dated June 4, 2021 (the “Definitive Proxy Statement”) included in RACA’s Registration Statement on Form S-4 (File No.  333-25460), filed with the SEC on June 9, 2021, under the headings titled “Business Combination Proposal—The Business Combination Agreement” and “Business Combination Proposal—Related Agreements”, each of which is incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as RACA was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to RACA following the consummation of the Business Combination, is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the combined company after the consummation of the Business Combination unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report and in the documents incorporated herein by reference may constitute “forward-looking statements” for purposes of federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including those relating to the Transactions and their expected benefits, New POINT’s performance following the Transactions, the success, cost and timing of New POINT’s product development activities and clinical trials, the potential attributes and benefits of New POINT’s product candidates, New POINT’s ability to obtain and maintain regulatory approval for its product candidates and New POINT’s ability to obtain funding for its operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions (including the negative of any of the foregoing) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Definitive Proxy Statement beginning on page 28. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The businesses of Old POINT and RACA prior to the Business Combination are described in the Definitive Proxy Statement in the sections titled “Information About RACA” and “Information About POINT” beginning on pages 157 and 170, respectively, and that information is incorporated herein by reference.

Risk Factors

The risk factors related to our business and operations and the Transactions are set forth in the Definitive Proxy Statement in the section titled “Risk Factors” beginning on page 28 and are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The disclosure contained in the Definitive Proxy Statement in the section titled “POINT’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 205 is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

The disclosure contained in the Definitive Proxy Statement in the sections titled “POINT’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk” beginning on page 218 is incorporated herein by reference.

Properties

Our principal executive offices are located in the United States in Indianapolis, Indiana, including an office space occupying 13,500 square feet and a manufacturing facility occupying 67,200 square feet. We also lease an additional location in Toronto, Canada. See Note 5 in the Notes to Old POINT’s Consolidated Financial Statements beginning on page F-34 of the Definitive Proxy Statement incorporated herein by reference for further discussion surrounding mortgages on our owned properties. We believe our existing facilities are sufficient for our ongoing needs, and that, if we require additional space, we will be able to obtain suitable additional or alternative facilities on commercially reasonable terms.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Common Stock immediately following consummation of the Transactions by:

•	each person known to be the beneficial owner of more than 5% of New POINT’s outstanding Common Stock immediately following the consummation of the Transactions;

•	each of New POINT’s executive officers and directors; and

•	all executive officers and directors of New POINT as a group following the consummation of the Transactions.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of stock options, within 60 days. Shares subject to options that are currently exercisable or exercisable within 60 days of the Closing Date are considered outstanding and beneficially owned by the person holding such options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, New POINT believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise noted, the business address of each of the directors and executive officers of New POINT is 4850 West 78th Street, Indianapolis, IN 46268. The percentage of beneficial ownership of New POINT is calculated based on 90,121,794 shares of Common Stock outstanding immediately after giving effect to the Transactions.

Name and Address of Beneficial Owner	Number of Shares	%
Directors and Officers:
Dr. Joe McCann(1)	3,614,153	4.0
Allan C. Silber(2)	8,865,788	9.8
William Demers (3)	44,840	*
Michael Gottlieb(4)	1,156,887	1.3
Dr. Neil Fleshner(5)	3,820,778	4.2
Jessica Jensen(6)	125,553	*
Dr. Rajesh K. Malik, M.D.	—	*
Jonathan Ross Goodman(7)	57,395	*
Margaret E. Gilmour	—	*
Dr. Yael Margolin, Ph.D.	—	*
Gerald Hogue	—	*
David C. Lubner	35,400	*
All Directors and Executive Officers as a group (12 individuals)	17,720,794	19.6

*	Less than one percent.
(1)	Consists of 3,614,153 shares of Common Stock issued in exchange for outstanding pre-Closing shares of Old POINT Common Stock at the Closing.
(2)	Consists of (i) 4,218,605 shares of Common Stock issued to Mr. Silber in exchange for outstanding pre-Closing shares of Old POINT Common Stock at the Closing and (ii) 1,697 shares of Common Stock issuable upon the exercise of New POINT options issued to Mr. Silber in exchange of pre-Closing Old POINT options within 60 days of June 30, 2021. Also consists of (i) 538,087 shares of Common Stock issued to Allan Silber in Trust, of which Mr. Silber is the trustee, in exchange for outstanding pre-Closing shares of Old POINT Common Stock at the Closing; (ii) 4,035,655 shares of Common Stock issued to Silber Holdings, Inc., a company of which Mr. Silber is the President, in exchange for outstanding pre-Closing shares of Old POINT Common Stock at the Closing; and (iii) 71,744 shares of Common Stock issued to Anglian Holdings, LLC, of which Mr. Silber is the sole member and manager, in exchange for outstanding pre-Closing shares of Old POINT Common Stock at the Closing. Mr. Silber holds sole voting and dispositive power over the shares held by Allan Silber in Trust, Silber Holdings, Inc. and Anglian Holdings, LLC.
(3)	Consists of 44,840 shares of Common Stock issuable upon the exercise of New POINT options issued in exchange of pre-Closing Old POINT options within 60 days of June 30, 2021.
(4)	Consists of 1,156,887 shares of Common Stock issued in exchange for outstanding pre-Closing shares of Old POINT Common Stock at the Closing.
(5)	Consists of 3,587,249 shares of Common Stock issued to Dr. Fleshner in exchange for outstanding pre-Closing shares of Old POINT Common Stock at the Closing. Also consists of (i) 233,171 shares of Common Stock issued to 1510789 Ontario Inc., a company owned by Dr. Fleshner, in exchange for outstanding pre-Closing shares of Old POINT Common Stock at the Closing; and (ii) 358 shares of Common Stock issued to Patricia North in Trust, a trust controlled by Dr. Fleshner’s wife, in exchange for outstanding pre-Closing shares of Old POINT Common Stock at the Closing. Dr. Fleshner holds sole voting and dispositive power of the shares held by 1510789 Ontario Inc.
(6)	Consists of 125,553 shares of Common Stock issuable upon the exercise of New POINT options issued in exchange of pre-Closing Old POINT options within 60 days of June 30, 2021.
(7)	Consists of 21,523 shares of Common Stock issued to Mr. Goodman in exchange for outstanding pre-Closing shares of Old POINT Common Stock at the Closing. Also consists of 35,872 shares of Common Stock issued to Long Zone Holdings, Inc., a company owned by Mr. Goodman’s family, in exchange for outstanding pre-Closing shares of Old POINT Common Stock at the Closing. Mr. Goodman holds sole voting and dispositive power over such shares.

Directors and Executive Officers

New POINT’s directors and executive officers after the consummation of the Transactions are described in the Definitive Proxy Statement in the section titled “Management of New POINT Following the Business Combination” beginning on page 229 and that information is incorporated herein by reference.

Independence of our Board of Directors

Information with respect to the independence of New POINT’s directors is set forth in the Definitive Proxy Statement in the section titled “Management of New POINT Following the Business Combination—Director Independence” beginning on page 232 and that information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the committees of the Board immediately after the Closing is set forth in the Definitive Proxy Statement in the section titled “Management of New POINT Following the Business Combination—Committees of the Board of Directors” beginning on page 233 and that information is incorporated herein by reference, except that the last sentence under “Compensation Committee” is hereby revised to state as follows:. The members of the compensation committee are expected to be Jonathan Goodman (chair), Gerald Hogue and Dr. Yael Margolin, Ph.D.

Executive Compensation

A description of the compensation of the named executive officers of Old POINT and the compensation of the executive officers of RACA before the consummation of the Transactions is set forth in the Definitive Proxy Statement in the section titled “Executive Compensation” beginning on page 220 and that information is incorporated herein by reference.

At the Special Meeting, the RACA stockholders approved the Equity Incentive Plan (as defined below). The summary of the Equity Incentive Plan is set forth in the Definitive Proxy Statement in the section titled “Equity Incentive Plan Proposal” beginning on page 129 and that information is incorporated herein by reference. A copy of the full text of the Equity Incentive Plan which is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Director Compensation

A description of the compensation of the directors of RACA before the consummation of the Transactions is set forth in the Definitive Proxy Statement in the section titled “Executive Compensation—Executive Compensation—RACA” beginning on page 220 and that information is incorporated herein by reference.

A description of the compensation of the non-employee directors of Old POINT before the consummation of the Transactions is set forth in the Definitive Proxy Statement in the section titled “Director Compensation” beginning on page 227 and that information is incorporated herein by reference.

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Definitive Proxy Statement in the section titled “Certain Relationships and Related Person Transactions” beginning on page 240 and that information is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the Definitive Proxy Statement in the sections titled “Information about RACA—Legal Proceedings” beginning on page 162 and “Information about POINT—Legal Proceedings” beginning on page 204 and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Common Stock is expected to begin trading on the Nasdaq under the symbol “PNT” on July 1, 2021. As of immediately after the Closing, there were approximately 175 registered holders of Common Stock.

The Company has not paid any cash dividends on shares of its Common Stock and does not anticipate paying any cash dividends in the foreseeable future. Any decision to declare and pay dividends in the future will be made at the sole discretion of the Board and will depend on, among other things, the Company’s results of operations, cash requirements, financial condition, contractual restrictions and other factors that the Board may deem relevant.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report concerning the issuance and sale of certain unregistered securities, which is incorporated herein by reference.

Description of New POINT’s Securities

The description of New POINT’s securities is contained in the Definitive Proxy Statement in the section titled “Description of New POINT Securities” beginning on page 253 and that information is incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the Business Combination, New POINT entered into indemnification agreements with each of its directors and executive officers as of the Closing Date. The description of the indemnification agreements set forth above under Item 1.01 of this Current Report is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Concurrently with the execution of the Business Combination Agreement and as described under “Introductory Note” above, RACA entered into Subscription Agreements with each of the PIPE Investors, pursuant to which, at the Closing, the PIPE Investors subscribed for and purchased an aggregate of 16,500,000 shares of Class A Common Stock of RACA at a price of $10.00 per share for aggregate gross proceeds of $165,000,000. Affiliates of RA Capital Management, L.P., funded $40,000,000 in the PIPE Financing. The shares of Class A Common Stock of RACA issued pursuant to the Subscription Agreements (the “PIPE Financing Shares”) were not registered under the Securities Act and were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. Pursuant to the Subscription Agreements, we agreed that, in the event the PIPE Financing Shares are not registered for resale in connection with the consummation of the Transactions, within 30 calendar days after the Closing Date, we will file with the SEC (at our sole cost and expense) a registration statement (the “Resale Registration Statement”) registering the resale of the PIPE Financing Shares. We will use our commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) 60 calendar days (or 90 calendar days if the SEC notifies us that it will review the Resale Registration Statement) following the filing thereof and (ii) ten business days after we are notified by the SEC that the Resale Registration Statement will not be reviewed or will not be subject to further review. We agreed to cause such Resale Registration Statement, or another shelf registration statement that includes the PIPE Financing Shares, to remain effective until the earliest of (x) the fourth anniversary of the Closing, (y) the date on which no PIPE Investor holds PIPE Financing Shares or (z) the first date on which each PIPE Investor is able to sell all of its PIPE Financing Shares under Rule 144 of the Securities Act within 90 days without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for us to be in compliance with the current public information required under Rule 144(c)(i) (or Rule 144(i)(2), if applicable). The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, the form of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

At the Special Meeting, the RACA stockholders considered and approved, among other things, the amendment and restatement of RACA’s second amended and restated certificate of incorporation as described in the Definitive Proxy Statement under the section titled “Charter Amendment Proposal” beginning on page 120, which is incorporated herein by reference. In connection with the consummation of the Transactions, RACA changed its name to “POINT Biopharma Global Inc.” and adopted an amended and restated certificate of incorporation (the “Restated Charter”), which became effective upon filing with the Secretary of State of the State of Delaware on June 30, 2021.

The description of the Restated Charter and the general effect of the Restated Charter upon the rights of the holders of New POINT’s Common Stock is included in the Definitive Proxy Statement in the sections titled “Comparison of Corporate Governance and Stockholder Rights” beginning on page 244 and “Description of New POINT Securities,” beginning on page 253 which are incorporated herein by reference.

Upon the consummation of the Transaction, New POINT adopted amended and restated bylaws (the “Restated Bylaws”) to be consistent with the Restated Charter and to make certain other changes that the Board deemed appropriate for a public operating company.

This summary is qualified in its entirety by reference to the text of New POINT’s Restated Charter and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report and are incorporated herein by reference.

In accordance with Rule 12g-3(a) under the Exchange Act, New POINT is the successor issuer to RACA and has succeeded to the attributes of RACA as the registrant. In addition, the shares of Common Stock of New POINT, as the successor to RACA, are deemed to be registered under Section 12(b) of the Exchange Act. Holders of uncertificated shares of RACA’s Class A Common Stock and Class B Common Stock prior to the Closing have continued as holders of shares of uncertificated shares of New POINT’s Common Stock. After consummation of the Transactions, the Common Stock is listed on the Nasdaq under the symbol “PNT”, and the CUSIP number relating to the Common Stock was changed to 730541 109. Holders of RACA’s shares who have filed reports under the Exchange Act with respect to those shares should indicate in their next filing, or any amendment to a prior filing, filed on or after the Closing Date that New POINT is the successor to RACA.

Item 4.01 Change in Registrant’s Certifying Accountant

Dismissal of WithumSmith+Brown, PC

Effective upon the Closing, the audit committee of the Board (the “Audit Committee”) approved the dismissal of WithumSmith+Brown, PC (“Withum”), RACA’s independent registered public accounting firm prior to the Business Combination.

The report of Withum on the financial statements of RACA as of December 31, 2020, and for the period from April 15, 2020 (inception) through December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period from April 15, 2020 (inception) through December 31, 2020, and the subsequent interim period, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Withum, would have caused Withum to make reference to the subject matter of the disagreements in its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Withum’s engagement and the subsequent interim period preceding Withum’s dismissal.

We provided Withum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report and requested that Withum furnish a letter addressed to the SEC, which is filed as Exhibit 16.1 to this Current Report, stating whether it agrees with such disclosures, and, if not, stating the respects in which is does not agree.

Appointment of Armanino LLP

Effective upon the Closing, the Audit Committee appointed Armanino LLP (“Armanino”) as the Company’s independent registered public accounting firm. Armanino audited the consolidated balance sheets of Old POINT as of December 31, 2020 and 2019, and the related consolidated statements of operations, stockholders’ equity (deficit), and cash flows for the year ended December 31, 2020 and the period from September 18, 2019 (inception) through December 31, 2019.

During the year ended December 31, 2020 and the period from September 18, 2019 (inception) through December 31, 2019 and the subsequent interim period, neither the Company nor anyone on its behalf consulted with Armanino regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Armanino concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Definitive Proxy Statement in the section titled “Business Combination Proposal—The Business Combination Agreement,” beginning on page 90, which is incorporated herein by reference. Further reference is made to the information set forth under “Introductory Note” above and in the section titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 to this Current Report, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment and Departure of Directors and Officers

Effective upon the Closing, and in accordance with the terms of the Business Combination Agreement, each of Peter Kolchinsky, Ph.D., Daniel S. Grau, and Michael P. Gray ceased serving as a director of RACA and each of Peter Kolchinsky, Ph.D. and Matthew Hammond, Ph.D. ceased serving as an executive officer of RACA.

The following persons are serving as executive officers and directors of the Company following the Closing. For biographical information concerning such executive officers and directors, see the disclosure in the Definitive Proxy Statement in the section titled “Management of New POINT Following the Business Combination,” beginning on page 229, which is incorporated herein by reference.

Name	Position
Dr. Joe McCann, Ph.D.	Chief Executive Officer and Class III Director
Allan C. Silber	Executive Chair and Class III Director
William Demers	Chief Financial Officer
Michael Gottlieb	Chief Commercial Officer
Dr. Neil Fleshner	Chief Medical Officer and Class II Director
Jessica Jensen	Executive Vice President Clinical Development
Dr. Rajesh K. Malik, M.D.	Class I Director
Jonathan Ross Goodman	Class I Director
Margaret E. Gilmour	Class I Director
Gerald Hogue	Class III Director
David C. Lubner	Class II Director
Dr. Yael Margolin, Ph.D.	Class II Director

The information set forth in the section titled “Certain Relationships and Related Person Transactions” in the Definitive Proxy Statement beginning on page 240 is incorporated herein by reference.

POINT Biopharma Global Inc. 2021 Equity Incentive Plan

At the Special Meeting, the RACA stockholders considered and approved the POINT Biopharma Global Inc. 2021 Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan allows the Company to grant options and other equity-based awards to officers, employees, non-employee directors and consultants. The Board believes that the ability to grant options and other equity-based awards will help the Company attract, retain, and motivate employees, consultants, and directors and encourage them to devote their best efforts to the Company’s business and financial success.

The Company has initially reserved 7,438,527 shares of Common Stock for the issuance of awards under the Equity Incentive Plan. The Equity Incentive Plan provides that the number of shares reserved and available for issuance under the Equity Incentive Plan will automatically increase each January 1, beginning on January 1, 2022, by 4.0% of the outstanding number of shares of Common Stock on the immediately preceding December 31, or such lesser amount as determined by the Board. This limit is subject to adjustment in the event of a stock split, stock dividend or other change in the Company’s capitalization. The maximum aggregate number of shares which may be issued under the Equity Incentive Plan pursuant to incentive stock options is 7,438,527 shares.

A more complete summary of the terms of the Equity Incentive Plan is set forth in the Definitive Proxy Statement in the section titled “Equity Incentive Plan Proposal” beginning on page 129. That summary and the foregoing description of the Equity Incentive Plan do not purport to be complete and are qualified in their entirety by reference to the text of the Equity Incentive Plan, which is filed as Exhibit 10.3 to this Current Report and incorporated herein by reference.

Employment Agreements

The Company is party to employment agreements with Dr. Joe McCann, Ph.D., its Chief Executive Officer, Bill Demers, its Chief Financial Officer, and Jessica Jensen, its Executive Vice President Clinical Development, each of its named executive officers. A description of the material terms of these agreements with Dr. McCann, Mr. Demers and Ms. Jensen are described in the section titled “Executive Compensation—Executive Compensation—POINT—Narrative Disclosure to the Summary Compensation Table—Employment Agreements” in the Definitive Proxy Statement beginning on page 224 and that description is incorporated herein by reference.

The employment agreements with each of Dr. McCann, Mr. Demers and Ms. Jensen are filed as Exhibits 10.11, 10.12 and 10.15, respectively, to this Current Report and incorporated herein by reference.

Indemnification Agreements

As of the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. The description of the indemnification agreements set forth above under Item 1.01 of this Current Report is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report is incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Transactions, the Company ceased to be a shell company upon the Closing. The material terms of the Transactions are described in the section titled “Business Combination Proposal” in the Definitive Proxy Statement beginning on page 90 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Old POINT as of December 31, 2020 and 2019, and for the year ended December 31, 2020 and for the period from September 18, 2019 (inception) through December 31, 2019 and the related notes are included in the Definitive Proxy Statement beginning on page F-34 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Old POINT as of March 31, 2021 and for the three months ended March 31, 2021 and 2020 and the related notes are included in the Definitive Proxy Statement beginning on page F-59 and are incorporated herein by reference.

The audited financial statements of RACA as of December 31, 2020 and for the period from April 15, 2020 (inception) through December 31, 2020 and the related notes are included in the Definitive Proxy Statement beginning on page F-2 and are incorporated herein by reference.

The unaudited condensed financial statements of RACA as of March 31, 2021 and for the three months ended March 31, 2021 and the related notes are included in the Definitive Proxy Statement beginning on page F-17 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information as of March 31, 2021 and for the three months ended March 31, 2021 and the period ended December 31, 2020 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1+	Business Combination Agreement, dated as of March 15, 2021, by and among Therapeutics Acquisition Corp., Bodhi Merger Sub, Inc. and POINT Biopharma Inc. (incorporated by reference to Annex A to the Definitive Proxy Statement filed by the Company on June 9, 2021).

3.1*	Amended and Restated Certificate of Incorporation of POINT Biopharma Global Inc.

3.2*	Amended and Restated Bylaws of POINT Biopharma Global Inc.

10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-4/A filed by the Company on June 7, 2021).

10.2*+	Amended and Restated Registration and Stockholder Rights Agreement, dated June 30, 2021, by and among Therapeutics Acquisition Holdings LLC and the stockholders party thereto.

10.3*†	POINT Biopharma Global Inc. 2021 Equity Incentive Plan.

10.4*†	Form of Non-Qualified Stock Option Agreement under the POINT Biopharma Global Inc. 2021 Equity Incentive Plan (Employees).

10.5*†	Form of Non-Qualified Stock Option Agreement under the POINT Biopharma Global Inc. 2021 Equity Incentive Plan (Directors).

10.6*†	Form of Restricted Stock Unit Award Agreement under the POINT Biopharma Global Inc. 2021 Equity Incentive Plan (Employees).

10.7*†	Form of Restricted Stock Unit Award Agreement under the POINT Biopharma Global Inc. 2021 Equity Incentive Plan (Directors)

10.8*†	Form of Incentive Stock Option Agreement under the POINT Biopharma Global Inc. 2021 Equity Incentive Plan.

10.9†	Employment Agreement, dated as of April 23, 2020, by and between POINT Biopharma Corp. and Allan Silber, as amended March 8, 2021 (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-4/A filed by the Company on May 3, 2021).

10.10†	Employment Agreement, dated as of April 23, 2020, by and between POINT Biopharma Corp. and Joe McCann, as amended March 8, 2021 (incorporated by reference to Exhibit 10.8 to the Registration Statement on Form S-4/A filed by the Company on May 3, 2021).

10.11†	Employment Agreement, dated as of July 24, 2020, by and between POINT Biopharma Corp. and William Demers, as amended March 8, 2021 (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-4/A filed by the Company on May 3, 2021).

10.12†	Employment Agreement, dated as of April 23, 2020, by and between POINT Biopharma Corp. and Michael Gottlieb, as amended March 8, 2021 (incorporated by reference to Exhibit 10.10 to the Registration Statement on Form S-4/A filed by the Company on May 3, 2021).

10.13†	Consulting Agreement by and between POINT Biopharma Inc. and Dr. Neil Fleshner, dated February 22, 2021 (incorporated by reference to Exhibit 10.11 to the Registration Statement on Form S-4 filed by the Company on March 23, 2021).

10.14†	Employment Agreement, dated as of July 19, 2020, by and between POINT Biopharma USA Inc. and Jessica Jensen (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-4/A filed by the Company on May 3, 2021).

10.15^	Exclusive License and Commercialization Agreement, dated December 16, 2020, by and between POINT Biopharma Inc., Canadian Molecular Probe Consortium, the Centre for Probe Development and Commercialization, and the University Health Network (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4/A filed by the Company on May 3, 2021).

10.16	Loan and Security Agreement, dated as of July 10, 2020, by and between West 78th Street, LLC and CIBC Bank USA (incorporated by reference to Exhibit 10.17 to the Registration Statement on Form S-4 filed by the Company on March 23, 2021).

10.17^	Supply Agreement dated July 12, 2020, by and between POINT Biopharma Corp. and the Centre for Probe Development and Commercialization (incorporated by reference to Exhibit 10.19 to the Registration Statement on Form S-4/A filed by the Company on May 3, 2021).

10.18*	Form of Indemnification Agreement

16.1*	Letter to SEC from WithumSmith+Brown, PC

21.1*	List of Subsidiaries

99.1*	Unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year December 31, 2020

*	Filed herewith.

+	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

†	Indicates a management contract or compensatory plan, contract or arrangement.

^	Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2021	THERAPEUTICS ACQUISITION CORP.

	By:	/s/ William Demers
	Name:	William Demers
	Title:	Chief Financial Officer